EXHIBIT 99.1
                                                                    ------------



                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                     $200,000,000 AGGREGATE PRINCIPAL AMOUNT
                          8 1/4% SENIOR NOTES DUE 2010


                                SPECTRASITE, INC.

--------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
         ON __________, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").
         TENDERS OF INITIAL NOTES MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                DELIVERY TO: The Bank of New York, Exchange Agent

    BY REGISTERED OR CERTIFIED MAIL:                     BY FACSIMILE:
          The Bank of New York                  (for Eligible Institutions only)
       Corporate Trust Operations                       (212) 298-1915
           Reorganization Unit
       101 Barclay Street - 7 East
        New York, New York 10286                     CONFIRM BY TELEPHONE:
   Attention: Mr. Santino Ginocchietti                  (212) 815-6331

      BY OVERNIGHT COURIER OR HAND:
          The Bank of New York
           Reorganization Unit
       101 Barclay Street - 7 East
           New York, NY 10286
   Attention: Mr. Santino Ginocchietti


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

     The undersigned acknowledges that he or she has received and reviewed the prospectus, dated ________, 2003 (the "Prospectus"), of SpectraSite, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $200,000,000 in aggregate principal amount of its 8 1/4% Senior Notes due 2010 (the "Exchange Notes"), for a like aggregate principal amount of its outstanding 8 1/4% Senior Notes due 2010 (the "Initial Notes") that were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act").

         For each Initial Note accepted for exchange, the holder of such Initial Note will receive an Exchange Note having an aggregate principal amount equal to that of the surrendered Initial Note.

     This Letter is to be completed by a holder of Initial Notes either if certificates are to be forwarded herewith or if a tender of certificates for Initial Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering Initial Notes-Book-Entry Delivery Procedure" section of the Prospectus and an Agent's Message (as defined herein) is not delivered. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates (or cannot obtain a confirmation of the book-entry tender of their Initial Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") on a timely basis) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer-Procedures for Tendering Initial Notes-Guaranteed Delivery Procedure" section of the Prospectus. See Instruction 1.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to exchange their Initial Notes must complete this Letter in its entirety.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed to this Letter.

------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF INITIAL NOTES                                          |
                                           (SEE INSTRUCTION 2)                                              |
------------------------------------------------------------------------------------------------------------|
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       | CERTIFICATE   |    AGGREGATE   |   PRINCIPAL   |
      EXACTLY AS NAME(S) APPEAR(S) ON INITIAL NOTES        |  NUMBER(S)*   |    PRINCIPAL   |     AMOUNT    |
                (PLEASE FILL IN, IF BLANK)                 |               |     AMOUNT     |  TENDERED (IF |
                                                           |               |   REPRESENTED  |   LESS THAN   |
                                                           |               | BY CERTIFICATE |     ALL)**    |
-----------------------------------------------------------|---------------|----------------|---------------|
-----------------------------------------------------------|---------------|----------------|---------------|
                                                           |
-----------------------------------------------------------|---------------|----------------|---------------|
                                                           |               |                |               |
-----------------------------------------------------------|---------------|----------------|---------------|
                                                           |               |                |               |
-----------------------------------------------------------|---------------|----------------|---------------|
                                                           |     TOTAL     |                |               |
-----------------------------------------------------------|---------------|----------------|---------------|

* Need not be completed if Initial Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes. See Instruction 2. Initial Notes tendered hereby must be in integral multiples of $1,000. See Instruction 1.
--------------------------------------------------------------------------------

|_| CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ___________________________________________

     Account Number:  ______________    Transaction Code Number: _______________

     By crediting Initial Notes to the Exchange Agent's Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of Initial Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

|_| CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):

     Window Ticket Number (if any):
                                    --------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

     Name of Eligible Institution that Guaranteed Delivery:
                                                            --------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number:                   Transaction Code Number:
                     ----------------                          -----------------

|_|  CHECK HERE IF YOU ARE A BROKER-DEALER.

|_| CHECK HERE IF YOU WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO. INDICATE THE ADDRESS AND THE NAME OF THE PERSON TO WHOSE ATTENTION SUCH PROSPECTUSES SHOULD BE DELIVERED.

     Name:
              ------------------------------------------------------------------

     Address:
              ------------------------------------------------------------------

     Attention:
              ------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Initial Notes with full power of substitution to (i) deliver such Initial Notes, or transfer ownership of such Initial Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Initial Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchased Initial Notes from the Company to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes and are not participating in, and do not intend to participate in, the distribution of the Exchange Notes. The undersigned acknowledges that the Company does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned acknowledges that any holder that is an affiliate of the Company, or is participating in or intends to participate in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, (i) cannot rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     The undersigned hereby further represents that (i) any Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder; (ii) such holder or other person has no arrangement or understanding with any person to participate in, a distribution of such Exchange Notes within the meaning of the Securities Act and is not participating in, and does not intend to participate in, the distribution of such Exchange Notes within the meaning of the Securities Act and (iii) such holder or such other person is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if such holder or such other person is an affiliate, such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned also warrants that acceptance of any tendered Initial Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the Registration Rights Agreement relating to the Initial Notes, which has been filed as an exhibit to the registration statement in connection with the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in this Letter.

     The undersigned understands that tenders of the Initial Notes pursuant to any one of the procedures described under "The Exchange Offer-Procedures for Tendering Initial Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer-Conditions to the Exchange Offer" the Company may not be required to accept for exchange any of the Initial Notes tendered. Initial Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Notes, please credit the account indicated above maintained at the Book Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Initial Notes accepted for exchange (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the names of the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Initial Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Initial Notes so tendered for exchange.

     THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN INITIAL NOTES, HAS GRANTED AUTHORITY TO THE BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH INITIAL NOTES AS OF THE DATE OF TENDER OF SUCH INITIAL NOTES TO EXECUTE AND DELIVER THIS LETTER AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

----------------------------------------------------------|-------------------------------------------------------------|
             SPECIAL ISSUANCE INSTRUCTIONS                |                SPECIAL DELIVERY INSTRUCTIONS                |
             (SEE INSTRUCTIONS 3, 4 AND 5)                |                (SEE INSTRUCTIONS 3, 4 AND 5)                |
                                                          |                                                             |
         To  be  completed  ONLY  if  certificates   for  |      To be  completed  ONLY if  certificates  for  Initial  |
Initial   Notes  not   tendered  or  not   accepted  for  |   Notes not  tendered or not  accepted  for  exchange,  or  |
exchange,  or  Exchange  Notes  issued in  exchange  for  |   Exchange  Notes  issued in exchange  for  Initial  Notes  |
Initial Notes  accepted for  exchange,  are to be issued  |   accepted for  exchange,  are to be sent to someone other  |
in the  name  of and  sent to  someone  other  than  the  |   than  the  undersigned  or  to  the  undersigned  at  an  |
undersigned,   or  if   Initial   Notes   delivered   by  |   address   other   than   shown   in  the  box   entitled  |
book-entry  transfer which are not accepted for exchange  |   "Description of Initial Notes" above.                     |
are to be  returned  by credit to an account  maintained  |                                                             |
at the  Book-Entry  Transfer  Facility  other  than  the  |                                                             |
account indicated above.                                  |                                                             |
                                                          |                                                             |
Issue (certificates) to:                                  |  Mail to:                                                   |
                                                          |                                                             |
Name(s):                                                  |  Name(s):                                                   |
         --------------------------------------------     |             --------------------------------------------    |
                 (PLEASE TYPE OR PRINT)                   |                   (PLEASE TYPE OR PRINT)                    |
                                                          |                                                             |
-----------------------------------------------------     |  -------------------------------------------------------    |
                 (PLEASE TYPE OR PRINT)                   |                   (PLEASE TYPE OR PRINT)                    |
                                                          |                                                             |
Address:                                                  |  Address:                                                   |
                                                          |                                                             |
-----------------------------------------------------     |  -------------------------------------------------------    |
                                                          |                                                             |
-----------------------------------------------------     |  -------------------------------------------------------    |
                   (INCLUDE ZIP CODE)                     |                     (INCLUDE ZIP CODE)                      |
                                                          |                                                             |
-----------------------------------------------------     |  -------------------------------------------------------    |
              (TAXPAYER IDENTIFICATION OR SOCIAL          |                   (TAXPAYER IDENTIFICATION OR SOCIAL        |
                       SECURITY NUMBER)                   |                            SECURITY NUMBER)                 |
                                                          |                                                             |
             (COMPLETE SUBSTITUTE FORM W-9)               |               (COMPLETE SUBSTITUTE FORM W-9)                |
                                                          |                                                             |
o     Credit unexchanged Initial Notes delivered by       |                                                             |
      book-entry transfer to the Book-Entry Transfer      |                                                             |
      Facility account set forth below.                   |                                                             |
                                                          |                                                             |
                                                          |                                                             |
         -------------------------------------------      |                                                             |
             (BOOK-ENTRY TRANSFER FACILITY                |                                                             |
             ACCOUNT NUMBER, IF APPLICABLE)               |                                                             |
                                                          |                                                             |
----------------------------------------------------------|-------------------------------------------------------------|

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR INITIAL NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------

                               PLEASE SIGN HERE

            (TO BE COMPLETED BY ALL TENDERING HOLDERS WHETHER OR NOT
               INITIAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY)

     (PLEASE ALSO COMPLETE AND RETURN THE ACCOMPANYING SUBSTITUTE FORM W-9)


X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
               SIGNATURE(S) OF OWNER(S)                       DATE

Area Code and Telephone Number:
                               -------------------------------

   THIS LETTER MUST BE SIGNED BY THE REGISTERED HOLDER(S) TENDERING ANY INITIAL NOTES EXACTLY AS THE NAME(S) OF THE HOLDER(S) APPEAR(S) ON THE CERTIFICATE(S) FOR THE INITIAL NOTES OR ON A SECURITY POSITION LISTING AS THE OWNER OF INITIAL NOTES BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY A PROPERLY COMPLETED BOND POWER FROM THE REGISTERED HOLDER(S), A COPY OF WHICH MUST BE TRANSMITTED WITH THIS LETTER. IF INITIAL NOTES TO WHICH THIS LETTER RELATES ARE HELD OF RECORD BY TWO OR MORE JOINT HOLDERS, THEN ALL SUCH HOLDERS MUST SIGN THIS LETTER. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, THEN SUCH PERSON MUST (I) SET FORTH HIS OR HER FULL TITLE BELOW AND (II) UNLESS WAIVED BY THE COMPANY, SUBMIT EVIDENCE SATISFACTORY TO THE COMPANY OF SUCH PERSON'S AUTHORITY TO SO ACT. SEE INSTRUCTION 3.

NAME(S):
          ----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

CAPACITY:
          ----------------------------------------------------------------------

ADDRESS:
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                              (INCLUDING ZIP CODE)



                 SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)
--------------------------------------------------------------------------------
                                     (TITLE)
--------------------------------------------------------------------------------
                                 (NAME OF FIRM)
--------------------------------------------------------------------------------
                           (ADDRESS, INCLUDE ZIP CODE)
--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)


Dated:
       -----------------------


--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.   DELIVERY OF THIS LETTER AND INITIAL NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer-Procedures for Tendering Initial Notes-Book-Entry Delivery Procedure" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Initial Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in denominations of principal amount that are integral multiples of $1,000. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Initial Notes which are subject to the Book-Entry Confirmation and that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant.

     Registered holders of Initial Notes who wish to tender their Initial Notes and (a) these Initial Notes are not immediately available, (b) time will not permit the Initial Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on a timely basis, must tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-Procedures for Tendering Initial Notes-Guaranteed Delivery Procedure" section of the Prospectus. Pursuant to such procedures,

     (i) such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

     (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), with the name and address of the holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation with an Agent's Message, as the case may be, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and

     (iii) the certificates for all physically tendered Initial Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The method of delivery of this Letter, the Initial Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Initial Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     For more information, see "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     Tenders of Initial Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Initial Notes is tendered, the tendering holder(s) should fill in the principal amount of Initial Notes to be tendered in the box above entitled "Description of Initial Notes." The entire principal amount of the Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Initial Notes is not tendered, then Initial Notes for the principal amount of Initial Notes not tendered and Exchange Notes issued in exchange for any Initial Notes accepted will be sent to the holder at his or her registered address, unless otherwise provided in the appropriate box on this Letter, promptly after the Initial Notes are accepted for exchange.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates representing such Initial Notes without alteration, enlargement or any change whatsoever.

     If this Letter is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Initial Notes.

     If any tendered Initial Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Initial Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

Signatures on such certificate(s) must be guaranteed by an Eligible Institution (defined herein).

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers and a proxy that authorizes this person to tender the Initial Notes on behalf of the registered holder, in form satisfactory to the Company determined in its sole discretion, in each case, signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of such person's authority to so act must be submitted with this Letter.

     Endorsements on certificates for Initial Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank, a clearing agency, insured credit union, a savings association or trust company having an office or correspondent in the United States or an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution if the Initial Notes are tendered: (i) by a registered holder of Initial Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Initial Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter and only if the Exchange Notes are being issued directly to this registered holder or deposited into any participant's account at the Book-Entry Transfer Facility, or (ii) for the account of an Eligible Institution.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Initial Notes should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes issued pursuant to the Exchange Offer, or substitute Initial Notes not tendered or accepted for exchange, are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.   TAX IDENTIFICATION NUMBER.

     Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate specified in Section 3406(a)(1) of the Code (the "Specified Rate"). In order to avoid such backup withholding, each tendering holder that is a U.S. person (including a U.S. alien individual) is required to complete and sign the Substitute Form W-9 included in this Letter (providing such holder's correct taxpayer identification number ("TIN") and certifying, under penalties of perjury, that (a) the TIN provided is correct;
(b) that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (iii) the holder is exempt from backup withholding; and (c) the holder is a U.S. person (including a U.S. resident alien)). Alternatively, a tendering holder that is a U.S. person (including a U.S. resident alien individual) may establish another basis for exemption from backup withholding. A holder that is a U.S. person (including a U.S. resident alien individual) must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain the Specified Rate of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties. Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Initial Notes are registered in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     Generally, each tendering holder that is not a U.S. person (other than a U.S. resident alien individual) including entities, must submit an appropriate properly completed IRS Form W-8 BEN, W-8 ECI, W-8 IMY, or W-8 EXP, as applicable, certifying, under penalties of perjury, to such holder's foreign status in order to establish an exemption from backup withholding. An appropriate IRS Form W-8 can be obtained from the IRS website (at http://www.irs.gov).

     Failure to complete the Substitute Form W-9 or, in the case of non-U.S. persons (other than a U.S. resident alien individual), the appropriate IRS Form W-8, will not, by itself, cause Initial Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold the Specified Rate of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtainable from the IRS, provided the required information is furnished to the IRS.

6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the exchange of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes or substitute Initial Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is payable for any reason other than the transfer of Initial Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the Company may refuse to register such Exchange Notes or Initial Notes in the name of any person other than the registered holder of the Initial Notes tendered and bill the tendering holder directly for the amount of the transfer taxes.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter.

7.   WAIVER OF CONDITIONS.

     The Company reserves the absolute right to amend, waive or modify, in whole or in part, any or all conditions to the Exchange Offer. All conditions to the Exchange Offer must be satisfied or waived before the Expiration Date. If the Company waives any condition to the Exchange Offer, the waiver will be applied equally to all holders of Initial Notes.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is under any duty to give notification of any defects or irregularities with respect to any tender of Initial Notes.

Neither the Company, the Exchange Agent nor any other person will incur any liability for any failure to give notification of these defects or irregularities.

9.   MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

     Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the Initial Notes have been replaced. The replacement of mutilated, lost, stolen or destroyed Initial Notes may require an indemnity undertaking and may take considerable time to complete.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.  INCORPORATION OF LETTER OF TRANSMITTAL.

     This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Initial Notes so tendered.

12.  WITHDRAWALS.

     Tenders of Initial Notes may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer-Withdrawal of Tenders" in the Prospectus.

                TO BE COMPLETED BY THAT ARE U.S. PERSONS (INCLUDING U.S. RESIDENT ALIENS)
                               (SEE INSTRUCTION 5)
                        PLEASE CAREFULLY READ THE IMPORTANT TAX INFORMATION BELOW

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                   |
--------------------------------------|-----------------------------------------------|--------------------------------------------|
              SUBSTITUTE              |  PART  I --  PLEASE  PROVIDE  YOUR  TAXPAYER  |                                            |
                                      |  IDENTIFICATION  NUMBER  IN THE BOX AT RIGHT  |     ___________________________________    |
               FORM W-9               |  AND  CERTIFY BY SIGNING  AND DATING  BELOW.  |          Social Security Number(s)         |
      DEPARTMENT OF THE TREASURY      |  See   the    enclosed    "Guidelines    for  |                                            |
       INTERNAL REVENUE SERVICE       |  Certification  of  Taxpayer  Identification  |                      OR                    |
                                      |  Number   on   Substitute   Form   W-9"  for  |                                            |
     PAYER'S REQUEST FOR TAXPAYER     |  instructions.                                |       _______________________________      |
      IDENTIFICATION NUMBER (TIN)     |                                               |      Employer Identification Number(s)     |
                                      |                                               |    (If awaiting TIN, write "Applied For")  |
                                      |                                               |                                            |
--------------------------------------|--------------------------------------------------------------------------------------------|
                                      |  PART II -- Check this box if you are a U.S. payee exempt from backup withholding (see
                                      |  enclosed Guidelines)   |_|
          PLEASE FILL IN YOUR         |
        NAME AND ADDRESS BELOW        |
--------------------------------------|
                                      |
                                      |  PART III --CERTIFICATION
NAME:                                 |
     ---------------------------------|  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                      |   (1)  The number shown on this form is my correct taxpayer identification number (or I
                                      |        am waiting for a number to be issued to me), and
--------------------------------------|
      ADDRESS (NUMBER AND STREET)     |   (2)  I am not  subject  to backup  withholding  either  because I am exempt  from  backup
                                      |        withholding, I  have not been notified by the Internal Revenue Service ("IRS") that
                                      |        I am subject to backup withholding as a result of a failure to report all interest
      CITY, STATE AND ZIP CODE        |        or dividends, or the IRS has notified me that I am no longer subject to backup
--------------------------------------|        withholding, and
                                      |   (3)  I am a U.S. person (including a U.S. resident alien).
                                      |--------------------------------------------------------------------------------------------|
                                      |                                                                                            |
                                      |                                                                                            |
                                      |  Signature: _______________________________ Date: ___________________________              |
--------------------------------------|--------------------------------------------------------------------------------------------|

CERTIFICATION GUIDELINES--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, the Specified Rate of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the Specified Rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:                                          Date:
          ----------------------------------              ----------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF THE SPECIFIED RATE OF ANY PAYMENTS MADE TO YOU UNDER THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                                                        GIVE THE
FOR THIS TYPE OF ACCOUNT:                     SOCIAL SECURITY NUMBER OF
--------------------------------------------------------------------------------
 1.  An individual's account                The individual

 2.  Two or more individuals (joint         The actual owner of the account or,
     account)                               if combined funds, the first
                                            individual on the account (l)

 3.  Custodian account of a minor           The minor (2)
     (Uniform Gift to Minors Act)

 4.  a.   The usual revocable savings       The grantor-trustee (l)
          trust account (grantor is
          also trustee)
     b.   So-called trust account that      The actual owner(l)
          is not a legal or valid trust
          under State law

 5.  Sole proprietorship account            The owner (3)

 6.  A valid trust, estate, or pension      The legal entity (4)
     trust

 7.  Corporate account                      The corporation

 8. Religious, charitable, or educational The organization organization account

 9.  Partnership account                    The partnership

10.  Association, club or other             The organization
     tax-exempt organization

11.  A broker or registered nominee         The broker or nominee

12.  Account with the Department of
     Agriculture The public entity in
     the name of a public entity (such
     as a State or local government,
     school district, or prison) that
     receives agricultural program
     payments.

--------------------------------------------------------------------------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)    Circle the minor's name and furnish the minor's Social Security number.

(3) Show the name of the owner. You may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

     If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

     Payees specifically exempted from backup withholding on all payments include the following:

     1. An organization exempt form tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

     2.   The United States or any of its agencies or instrumentalities.

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities.

     5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:

     6.   A corporation.

     7.   A foreign central bank of issue.

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

     9. A futures commission merchant registered with the Commodity Futures Trading Commission.

     10.  A real estate investment trust.

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

     12.  A common trust fund operated by a bank under section 584(a).

     13.  A financial institution.

     14. A middleman known in the investment community as a nominee or custodian.

     15.  A trust exempt form tax under section 664 or described in section
          4947.

          The following types of payments are exempt form backup withholding as indicated for items 1 through 15 above.

          INTEREST AND DIVIDEND PAYMENTS. All listed payees are exempt except the payee in item 9.

          BROKER TRANSACTIONS. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

          BARTER EXCHANGE TRANSACTIONS AND PATRONAGE DIVIDENDS. Only payees listed in items 1 through 5 are exempt.

          PAYMENTS REPORTABLE UNDER SECTIONS 6041 AND 6041A. Only payees listed in items 1 through 7 are generally exempt.


PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

         Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code, and their regulations.

     Payments of interest not generally subject to backup withholding include the following:

     o Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     o Payments of tax-exempt interest (including exempt interest dividends under Section 852 of the Code).

     o Payments described in section 6049(b)(5) of the Code to non-resident aliens.

     o    Payments on tax-free covenant bonds under Section 1451.

     o    Payments made by certain foreign organizations.

     Exempt U.S. payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. File this form with the Payer, furnish your taxpayer identification number, check the box "EXEMPT" in the certification of the Substitute Form W-9, sign and date the form and return it to the Payer.

     IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE THE APPLICABLE COMPLETED INTERNAL REVENUE SERVICE FORM W-8 WITH THE PAYER.

PRIVACY ACT NOTICE

     Section 6109 of the Code requires you to give your correct TIN to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold the Specified Rate of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

     (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.